EXHIBIT 99.1

 Code of Business Ethics

Code of Business Ethics

Code of Business Ethics

A Letter from the CEO
Canadian Pacific (CP) is one of Canada’s oldest and most iconic companies.  We take pride in CP’s historic legacy, its role as a business leader and its reputation for honesty, integrity and the faithful performance of its undertakings and obligations.
Our ability to maintain this reputation depends on our actions and the choices we make as CP employees every day.
Our values of accountability, diversity and pride hold that in all our relationships we will demonstrate our steadfast commitment to integrity, trust and respect.  These values must inform and govern all our activities on behalf of CP.  In varying measure, we all represent CP in our relations with others, whether customers, suppliers, other employees, competitors, governments, investors or the general public.  Whatever the area of involvement and whatever the degree of responsibility, we have a duty to act in a manner that will enhance CP’s reputation.
No corporate code of conduct can comprehensively address all types of business conduct or employee activity, and CP’s Code of Business Ethics is no exception.  In situations not expressly dealt with, employees are expected to govern themselves by the general principles set out in the Code of Business Ethics as well as applicable laws and other CP policies.
With this in mind, all employees should carefully read the Code of Business Ethics and ensure that they understand its provisions and underlying principles, for they constitute the minimum standards of behavior expected of us all.

Keith Creel
President and Chief Executive Officer
Canadian Pacific

Code of Business Ethics

Table of Contents

INTRODUCTION			3

Application			3

Core Values			3

Employee Obligations			3

Contractors and Third Parties			3

No Right to Employment			4

Accountability			4

Approval and Reporting to the Board of Directors and Audit and Finance Committee			4

Assistance and Reporting of Violations			4

Posting on CP’s Web Site and Access to Policies			5

Numbering of Code Provisions			5

1.	COMPLIANCE WITH LAWS		5

2.	CONFLICTS OF INTEREST		5

	a)	Personal Interests	5

	B)	Gifts and Entertainment	6

	C)	Personal Gain	6

3.	CORPORATE OPPORTUNITIES		7

4A.	ANTI-CORRUPTION AND ANTI-BRIBERY		7

4B.	MONEY LAUNDERING CONTROLS		7

5.	POLITICAL CONTRIBUTIONS		7

6.	PROHIBITION AGAINST FRAUD		8

7.	DISCLOSURE, INSIDER TRADING AND CONFIDENTIALITY		8

	a)	Disclosure	8

	B)	Insider Trading	9

	C)	Confidentiality	9

8.	ACCOUNTING AND INTERNAL CONTROLS		10

8A.	RECORDS RETENTION		11

Code of Business Ethics

9.	RESPECTFUL WORKPLACE & HUMAN RIGHTS		11

10.	PRIVACY PROTECTION		12

11.	SUSTAINABILITY, ENVIRONMENTAL PROTECTION AND SAFETY		13

	a)	Sustainability and Environmental Protection	13

	B)	Safety	13

12.	COMPETITION, ANTITRUST AND FAIR DEALING		14

13.	PROHIBITION AGAINST RETALIATION		14

14.	PERSONAL LOANS		15

15.	USE OF ASSETS		15

16.	SOCIAL MEDIA		15

17.	AMENDMENTS AND WAIVERS		16

Code of Business Ethics

INTRODUCTION
Application
This Code of Business Ethics (the “Code”) applies to all employees, officers and directors (collectively, “employees”) of Canadian Pacific Railway Limited (“CPRL”) and Canadian Pacific Railway Company (“CPRC”) and their subsidiaries (collectively, “CP”).
Core Values
CP is guided by three core values: accountability, diversity and pride. These values drive our actions, foster respect and inspire our journey towards excellence. Our people drive our growth; our culture is the engine.
Employee Obligations
The provisions of the Code are mandatory; full compliance is expected in all circumstances.  The Code sets out CP’s commitment to uphold high ethical standards and the expectations for its representatives.
Employees should use the Code to assist in their business conduct when representing CP.  If employees have questions about the provisions in the Code, it is their responsibility to seek advice as indicated below.
When considering their conduct, employees should ask themselves questions such as:
●	Can I justify this action?
●	Are my actions legal? Ethical?
●	How would my actions appear if published on a website or app of a daily newspaper?
●	Would my involvement in this situation be embarrassing to CP, my family, or myself?
The Code does not address all forms of business conduct or employee activity.  The matters dealt with are indicative of CP’s commitment to the maintenance of high standards of conduct. The Code sets out behavior expected from employees in all circumstances.  Employees are expected to comply with the spirit and intent of the Code, in addition to making themselves aware of, and complying with, relevant laws, CP policies and standards governing their conduct.
Contractors and Third Parties
All contractors engaged on behalf of CP must comply with the provisions and standards of business conduct set out in the Code. All references to "employees" in the Code include contractors, unless otherwise stated or the context otherwise requires.
All third parties that CP does business with, including contractors, suppliers, consultants, agents and business partners, are expected to comply with relevant laws and meet high ethical standards.  Employees must not ask such third parties to engage in any activity or conduct that violates the provisions and standards of business conduct set out in the Code, relevant laws or other CP policies and standards governing employee conduct.

Code of Business Ethics
No Right to Employment
While the provisions of the Code are part of the terms and conditions of employment of all employees, the Code does not form a contract of employment or offer any assurance of continued employment.
Accountability
The provisions set out in the Code are conditions of each employee’s engagement with CP. Failure to comply with the Code can have severe consequences for both the employee and CP. Appropriate discipline, up to and including dismissal, will be imposed by CP for violations of the Code. Conduct that violates the Code may also violate federal, provincial or state law and can subject both CP and the employee to prosecution or other legal actions.  Any employee who does not comply with these conditions may be subject to the consequences set out above. CP senior officers and other managers are responsible for monitoring compliance with the Code within their areas of responsibility.
Every director, officer and non-union employee of CP completes an annual written acknowledgement stating that they have reviewed the Code, will follow its terms and will ensure that employees under their supervision fully comply with the Code. A copy of the Code is also provided to union employees of CP every three years. CP may also ask third parties retained to do work for or represent CP, such as consultants, agents or contractors, to complete a similar acknowledgement regarding the Code and any CP policies or standards applicable to their work.
Approval and Reporting to the Board of Directors and Audit and Finance Committee
The Code has been approved by the Board of Directors (the “Board”).  The Office of the Corporate Secretary is responsible for reporting periodically to the Board on the distribution and communication of the Code, including with respect to training programs and the completion of annual written acknowledgements by all directors, officers and non-union employees. During the performance of its work, Internal Audit will report any matters of material non-compliance with the Code to the Audit and Finance Committee of the Board.
Assistance and Reporting of Violations
Any employee needing help or information concerning the Code may contact his or her manager or the Human Resources department.
If an employee has knowledge about activities that violate, or appear to violate, the Code, or is aware of any situation that should be reported, the employee should contact his or her manager, CP’s confidential, anonymous and independently managed A-Line (either online at  https://secure.ethicspoint.com/domain/media/en/gui/22547/index.html or by telephone at 1-888-279-6235), Legal Services, the Office of the Corporate Secretary, the Internal Audit Department or the Human Resources Department.  However, if the matter involves a violation of a specific CP policy, the employee should report the matter in accordance with the reporting procedures, if any, set out in the relevant policy.
For details on the procedures to be followed for the reporting of violations, refer to CP's Business Ethics Reporting Policy.

Code of Business Ethics
Posting on CP’s Web Site and Access to Policies
The Code is posted on CP’s public web site at www.cpr.ca and on CP’s intranet web site, CP Station. CP’s Disclosure and Insider Trading/Reporting Policy may also be accessed at CP’s public web site.  Other CP policies referred to in the Code may be obtained through CP Station or upon request to the Employee Service Centre.
Numbering of Code Provisions
All provisions in the Code are of equal importance. The numbering of the provisions in the Code is for convenience only.
1.	COMPLIANCE WITH LAWS
CP and its employees shall comply with all legal requirements, both domestic and foreign, applicable to CP’s business.
Many of CP’s business activities are subject to complex and changing legal requirements in Canada, the United States and other countries.  Employees must ensure that they are aware of the laws, rules and regulations, as well as CP policies and guidelines, governing CP’s business activities and that their conduct is compliant with these requirements, policies and guidelines.
2.	CONFLICTS OF INTEREST
a)	Personal Interests
Employees must avoid all actual or perceived conflicts of interest between their personal interests and their duties to CP.
Business decisions must be made in the best interests of CP, not motivated by personal interest or gain. A conflict of interest arises when an employee’s personal or private interests interfere, or appear to interfere, with their objectivity, judgment or ability to act in the best interests of CP.  A conflict of interest situation can arise when an employee, a member of his or her family, or someone who has a close personal relationship with the employee receives improper personal benefits as a result of the employee’s position in CP, whether or not these benefits are received from CP or a third party.  Loans to, or guarantees of obligations of, an employee, his or her family members or others the employee has a close personal relationship with are of special concern. Interests or participation by employees in activities that may deprive CP of the time or attention required to perform their CP duties or that may create an obligation or distraction that would affect their judgment or ability to act solely in CP’s best interests should be avoided.
In certain instances, ownership or other participation in a competing or complementary business enterprise by the employee, a member of his or her family, or someone who has a close personal relationship with the employee might create, or appear to create, such a conflict.  Employees are required to disclose in writing to their managers all business, commercial and financial interests or activities that might reasonably be regarded as creating an actual or potential conflict with their duties of employment.
For additional information on ownership in a competing or complementary business enterprise by an employee, refer to CP Policy SSG 4000 and Procedure SSG 5000 – Employees as Vendors.

Code of Business Ethics
Employees must not attempt, directly or indirectly, to use their position in CP to influence the bidding process or negotiation of contracts in any way.
Employees must ensure that actions taken and decisions made are free from the influence of any interests that might reasonably be regarded as conflicting with those of CP and that their conduct can withstand close scrutiny.
If personal financial or other benefit is improperly gained by an employee, directly or indirectly, as a result of his or her employment or by the use or misuse of CP’s assets or property or of information that is confidential or proprietary to CP, then the employee will be subject to the consequences of breaching the Code. As set out above, consequences of breaching the Code may include criminal or other legal action, or the employee having to account to CP for any benefits received.
b)	Gifts and Entertainment
Employees shall not provide, directly or indirectly, on behalf of CP, expensive gifts or excessive entertainment or other benefits to other persons.
Providing expensive gifts or excessive entertainment or other benefits to other persons may also create, or be perceived to create, a conflict of interest situation.  Such benefits can take many forms, and may include  intangible items.  Employees whose duties permit them to do so may provide reasonable gifts, favours and entertainment to persons if all the following conditions are met:
●	they are not in cash or other negotiable instruments;
●	they cannot reasonably be interpreted as a bribe, payoff or other improper payment;
●	they are made as a matter of general and accepted business practice;
●	they do not contravene any law and are made in accordance with generally
●	accepted ethical principles;
●	if disclosed to the public, the benefit would not in any way embarrass CP or their recipients; and
●	proper accounting of the expenses is made.
For details on business expenses, refer to CP Policy FIN 401 – Business Expense Policy and related procedures.
c)	Personal Gain
Employees shall not use their employment status to obtain personal gain from those doing or seeking to do business with CP.
Seeking or accepting gifts, payments, services, fees, special privileges, trips or accommodations, loans or guarantees, or any other item of value from any person, organization or group that does, or is seeking to do, business with CP may also create a conflict or a perception of a conflict.

Code of Business Ethics
Employees should never seek these items, for either themselves or a family member or someone with whom they share a close personal relationship. Employees may accept only reasonable gifts, favours or entertainment where standards set out in Section 2 b) are met.
3.	CORPORATE OPPORTUNITIES
Employees owe a duty to CP to advance its legitimate interests when the opportunity to do so arises.
Employees are prohibited from taking for themselves (personally) opportunities that properly belong to CP or are discovered through the use of CP property, information or position.  Employees must not use corporate property, information or their position for personal gain or to compete with CP.
4A.	ANTI-CORRUPTION AND ANTI-BRIBERY
All dealings between employees of CP and public officials are to be conducted in a manner that will not compromise the integrity or reputation of any public official or CP.
All CP employees must engage in ethical conduct and comply with all foreign and local anti-corruption and anti-bribery laws in any jurisdiction in which CP does business. Anti-corruption laws prohibit bribing any individual - including public officials - in exchange for a business advantage. Any participation, whether direct or indirect, in any bribes, kickbacks, illegal gratuities, indirect contributions or other similar payments to any individual, including public officials or business partners of CP, is forbidden. Reasonable gifts, hospitality and entertainment that are appropriate to the circumstances and are made in accordance with the Code are not bribes.
4B.	MONEY LAUNDERING CONTROLS
CP employees must comply with all anti-money laundering laws.
Money laundering controls refer to the legal controls placed on cash generated by illegal means, which is then transferred or converted into other assets in order to hide its origin. CP employees must comply with all legislation and cooperate with financial institutions to ensure CP is not involved in the use and destination of funds that could involve money laundering.
5.	POLITICAL CONTRIBUTIONS

The use of CP funds, goods or services as contributions to political parties, candidates or campaigns is forbidden, unless authorized by the Chief Executive Officer within the guidelines established by the Board of Directors.

Contributions include money or anything having value, such as loans, services, entertainment, trips and the use of CP facilities or assets.  Further, employees are not to be reimbursed for any political contributions, which they might make on their own behalf.

Code of Business Ethics
6.	PROHIBITION AGAINST FRAUD
Fraudulent activity of any kind is strictly prohibited.
Fraudulent activity includes any act to defraud CP, or any of its employees, customers, agents or other persons or entities with whom/which it has dealings, of money or property or any other thing or right.  In addition to applicable legal penalties, any employee who engages in fraudulent activity will be subject to disciplinary action up to and including dismissal.
7.	DISCLOSURE, INSIDER TRADING AND CONFIDENTIALITY
a)	Disclosure
Employees shall not use for their own financial gain or disclose for the use of others inside information obtained as a result of their employment with CP.
Employees may, in the course of their employment with CP, have access to or knowledge about confidential information that an investor might consider important in deciding whether to buy, sell or hold securities of CP, or which would reasonably be expected to have an effect on the market price or value of CP’s securities.  Information may be important for this purpose even if it would not alone determine the investor’s decision.  All such information is considered material, and the disclosure of it is illegal, except in accordance with applicable securities laws.
Examples of some types of material information are: financial results; financial forecasts; changes in dividends; new securities issues; possible mergers, acquisitions, divestitures, joint ventures and other purchases and sales of or investments in companies; gaining or losing important contracts; significant discoveries; important product developments; major litigation developments; major changes in business direction; and major labour disputes.
The improper disclosure of material, non-public information can cause very serious legal consequences not only for CP, but also for the employee making the disclosure and the person to whom any disclosure is made.  Employees should not discuss material, non-public information with any other employees except on a “need-to-know” basis (i.e. the recipient requires the information in order to do his or her job at CP).  Disclosure of material non-public information to CP employees who do not need to know such information is prohibited unless approval is first obtained from a member of the CP Disclosure Policy Committee.  Employees who become aware of material information or material changes in CP’s affairs that may not be known to senior management should promptly and confidentially communicate such matters to senior management or to a member of the CP Disclosure Policy Committee, so that decisions can be made on a timely basis regarding public disclosure in accordance with the law.
For additional information on disclosure-related matters, refer to CP’s Disclosure and Insider Trading/Reporting Policy accessible through CP Station and at investor.cpr.ca/governance.

Code of Business Ethics
b)	Insider Trading
No employee shall engage in insider trading.
CP employees shall not:
●	Buy or sell CP securities, or exercise options or rights, when in possession of material non-public information;
●	Engage in tipping (i.e., directly or indirectly passing along insider information to anyone, including friends or relatives, unless the disclosure is made in the necessary course of business); and
●
Use insider information to recommend or encourage another person to purchase or sell CP securities. The same prohibitions apply to all CP employees regarding any other publicly traded entity about which the employee is in possession of non-public material information because of their employment at CP (for example, if CP is involved in a business transaction with another company, then CP employees cannot trade securities of that company if they are in possession of non-public material information about the other company).  Insider trading and tipping are illegal and can have serious consequences for both CP and individual employees.  Apart from any disciplinary action that may be taken by CP, employees may also find themselves facing civil liability or criminal prosecution.

For additional information on insider trading matters, refer to CP’s Disclosure and Insider Trading/Reporting Policy accessible through CP Station.
c)	Confidentiality
Employees shall not, without proper authorization, reveal any information concerning matters which are considered by CP to be confidential
Confidential information is any information that has not been made available to the public. It includes material non-public information described in the Code (i.e., insider information) and other information that provides insight into CP’s current or anticipated business activities.  It also includes important non-public information about firms or individuals with whom CP has dealings, including customers and suppliers.  In some cases, the disclosure of this information might violate the private or contractual rights of individuals or other enterprises or institutions.
Unless required by law and permitted by the Code, employees are prohibited from discussing or disclosing this type of confidential information.
If employees have other types of confidential information (such as records, reports, papers, devices, processes, plans, methods, apparatuses and information about other parties), they should seek approval from their appropriate senior officer (i.e. Vice-President or higher) prior to disclosing this information.
Employees should not discuss confidential matters in public places, such as in elevators, on public transportation (including airplanes) or in restaurants.
Employees shall comply with the legal requirements relating to records retention and with CP’s Information, Security and Controls Policies and Standards.

Code of Business Ethics
For additional information on information security matters, refer to the following CP policies.
●	Policy IT 4100 – Information Security;
●	Policy 1802 – Internet and E-Mail;
●	Policy 1804 – Protection of Personal Information.
8.	ACCOUNTING AND INTERNAL CONTROLS
Employees shall comply with CP’s internal controls and accounting policies.
CP’s internal controls include corporate policies and procedures, financial and otherwise, designed to safeguard CP’s assets and ensure the integrity of accounting data and information on which business decisions are based.  They are an essential part of accounting and the foundation of good business practice.  They are also essential in preventing fraud, inefficiency and waste and assist in ensuring that the information CP conveys to its shareholders and potential investors about its business is accurate, complete, balanced and timely.
All transactions shall be authorized and executed in accordance with applicable CP policies and management delegations and recorded as necessary to permit the accurate preparation of financial statements and to maintain accountability for the assets of CP.  CP’s books and records shall reflect in an accurate, fair, and timely manner the transactions and disposition of assets of CP.  All funds and assets are to be recorded and disclosed in accordance with CP’s accounting policies.
The use of CP’s funds or assets for any unlawful or improper purpose is strictly prohibited, and those responsible for the accounting and record-keeping functions are expected to be vigilant in ensuring enforcement of this prohibition.  Alteration of CP books or records or making false entries in books or records may constitute fraud and is subject to disciplinary action, up to and including dismissal, as well as criminal or other legal prosecution.
Employees must also comply with all CP policies relating to personal expenses incurred in the course of doing business on CP’s behalf.
For additional information regarding personal expenses, refer to the following CP policies and procedures:
●	Policy FIN 401 - Business Expense Policy;
●	Delegation of Monetary Authority (DOMA);
●	Procedure 401.1 – Corporate Credit Card Procedure;
●	Procedure FIN 401.2 – Business Expense Reimbursement Procedure;
●	Procedure FIN 401.3 – Business Travel Procedure;
●	Policy 8801 – Relocation Assistance;

Code of Business Ethics
8A.	RECORDS RETENTION
Employees shall comply with CP’s records retention policies
CP is committed to managing its books and records in compliance with all legal and business requirements.  Books and records are to be retained in compliance with CP's Records Retention Policy.  Books and records that are otherwise eligible for destruction under the Records Retention Policy which are subject to a legal hold issued under the Records Retention Policy, or which are reasonably likely to be the subject of litigation, or government investigation or audit, must not be destroyed until Legal Services advises such destruction is permissible.
For additional information regarding the retention of books and records, refer to CP policy and procedures:
●	COR 4100 - Records Retention Policy;
●	COR 5100 - Records Retention Procedure (Canada);
●	COR 5110 - Records Retention Procedure (US).
9.	RESPECTFUL WORKPLACE & HUMAN RIGHTS

Employees must ensure a work environment free of discrimination, harassment and violence, in all forms, and where individuals are accorded equity in employment processes, procedures and practices based on merit and ability. CP and its employees will comply with applicable human rights legislation.

CP is committed to providing and maintaining a work environment that promotes and protects fundamental human rights and supports the dignity of all individuals and will make every effort to ensure that no one at CP is subjected to discrimination, sexual or other forms of personal harassment or violence in the workplace.  Such conduct will not be tolerated at any level.
CP is also committed to the principles of diversity and employment equity.  CP employees must strive to create and support an inclusive work environment that meets government-legislated requirements and respects and values the contributions of all employees and their individual differences. As part of this commitment, employees are expected to respect the cultures, customs and values of the communities in which CP operates, including respecting the rights of Indigenous peoples.
CP will accommodate physical, mental and learning disabilities, religious requirements and certain personal circumstances in accordance with applicable law and CP policies.
Discriminatory practices based on prohibited grounds enumerated in applicable law and CP policies, including race, national or ethnic origin, colour, religion, age, sex (including status of pregnancy or childbirth), sexual orientation, gender identity or expression, marital status, family status, veteran status, genetic characteristics, disability or conviction for which a pardon has been granted will not be tolerated. Discrimination, harassment or violence against suppliers, consultants, customers and other members of the public with whom CP does business is also prohibited.
Employees who experience or become aware of any act of discrimination or harassment have a duty to report it. Employees will not face retaliation for making a good faith complaint, assisting in an investigation or filing a complaint with any governmental agency under federal, provincial, state or local employment discrimination laws.

Code of Business Ethics
Decisions concerning hiring, promotion, retention, training, development and compensation are to be based on the ability, skill, knowledge and experience required to perform the job. Family or personal relationships should in no way be taken into consideration when determining an individual’s suitability for a position. Applicants who have a family or personal relationship with anyone who has or had an employment relationship with CP will be considered solely on their own merits. Persons involved in the selection process who have a conflict of interest must excuse themselves from the process.
All supervisory decisions involving an employee with whom a supervisor has a family or personal relationship that could lead to a real, potential or apparent conflict of interest must be referred to another supervisor or the next level of management. These decisions include promotions, salary increases, work assignments, training/development and overtime opportunities and performance appraisals.
For additional information regarding a respectful workplace, refer to the following CP policies:
●	Policy HR 1300 - Discrimination and Harassment (Canada), Workplace Harassment – Including Sexual Harassment (US);
●	Policy HR 1301 - Equal Employment Opportunity / Affirmative Action (US);
●	Policy HR 1500 - Employment Equity (Canada);
●	Policy HR 1501 - Workplace Accommodation (Canada);
●	Policy HR 1803 - Violence in the Workplace (US);
●	Policy 2209 - External Recruitment.; Procedure H&S 5340 – Preventing Violence in the Workplace and
●	Policy HR 206 – Diversity & Inclusion
If an employee has knowledge about the potential violation of any human rights legislation, the employee should contact:
●	His or her manager;
●	CP's confidential, anonymous and independently managed A-Line either online at https://secure.ethicspoint.com/domain/media/en/gui/22547/index.html or by telephone at 1-888-279-6235; or
●	The Human Resources Department.

10.	PRIVACY PROTECTION
CP and its employees have a duty to protect the privacy of personal information in accordance with applicable law.
The protection of personal information is mandated by law. Employees shall protect the privacy of, and handle, personal information about employees of CP and other individuals with whom it has dealings, in accordance with CP’s policies and applicable law.
For additional information regarding privacy protection, refer to CP Policy 1804 - Protection of Personal Information.

Code of Business Ethics
11.	SUSTAINABILITY, ENVIRONMENTAL PROTECTION AND SAFETY
a)	Sustainability and Environmental Protection
CP and its employees shall treat the protection of the environment as an integral factor in all business activities.
All employees shall perform their duties for CP with a sincere, balanced and proper regard for the environment and in accordance with applicable environmental laws and regulatory requirements. This environmental ethic is part of CP’s business culture.
CP will strive to be a good and responsible corporate citizen with proper regard for the public interest. Environmental and other legitimate social objectives shall be taken into account and balanced against other CP objectives in establishing policies and in the conduct of daily affairs.  Environmental decisions will be based on the best available scientific and technical information and will be considered an integral factor in all business decisions.
For additional information on CP and the environment, refer to the corporate environmental policies accessible through CP Station. and CP's current Corporate Sustainability Report (sustainability.cpr.ca).
b)	Safety
CP is committed to ensuring the safety of its employees, communities, contractors, customers and partners through a secure, effective and supportive work environment.
Operating safely is integral to CP's long-term success and safety is the priority for all operations. CP takes a proactive approach to identifying and preventing safety issues and continually seeks to improve its safety practices and enhance standards in rail safety.
Employees are expected to comply with all applicable occupational health and safety laws, regulations, codes and standards, to voice any safety questions and to take immediate action when a safety issue is identified and report the matter to supervisors and CP Legal Services.
For additional information regarding safety, refer to CP's Health and Safety policies and procedures accessible through CP Station.
●	CP Corporate Safety Policy
●	HS 5555 – Establishing Safety Targets & Developing Initiatives Procedure;
●	HS 4400 – Risk Assessment Policy;
●	HS 4552 – Reporting Contraventions and Safety Hazards Without Reprisal;
●	HS 5552 – Reporting Contraventions, Safety Hazards and Identifying Safety Concerns Procedure;
●	HS 5554 – Investigation of Railway Occurrences Procedure; and
●	HS 5551 – Safety Management System (SMS) Continual Improvement Procedure.

Code of Business Ethics
12.	COMPETITION, ANTITRUST AND FAIR DEALING

CP shall compete vigorously and creatively in its business activities, but its efforts in the marketplace shall be conducted in a fair and ethical manner in strict compliance with applicable competition, antitrust and business practices laws and regulations.

Under no circumstances should any employee of CP participate in, or knowingly assist others in, conduct which is in violation of competition or business practices laws and regulations of any jurisdiction in which CP does business.  Prohibited activities include, but are not limited to:
●	agreements or activities with competitors that directly or indirectly affect prices or lessen competition in one or more markets;
●	agreements with one or more competitors not to buy from a supplier or sell to a customer; and
●	making facilitation payments or paying kickbacks.
In addition, employees must keep in mind that there are many different kinds of competition and business practices issues that can arise in CP’s business activities.  Where an employee believes that such issues may exist, he or she should seek advice from CP Legal Services before proceeding.
All employees shall deal fairly with CP’s customers, suppliers, competitors and other employees, and should not take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice.
13.	PROHIBITION AGAINST RETALIATION
No retaliatory action shall be taken against an employee in respect of “whistleblowing” or business ethics reporting.
Neither CP, nor any of its employees, contractors, subcontractors or agents may discharge, discipline, demote, suspend, threaten, harass, or in any other manner discriminate or retaliate against or penalize an employee:
a)	for making a good-faith report of violations of the Code or other illegal or unethical conduct; or
b)	because of any lawful act done by the employee:
●
to provide information, cause information to be provided, or otherwise assist in an investigation regarding any conduct the employee reasonably believes constitutes a legal, regulatory or similar violation, including a violation of any laws regarding fraudulent conduct and any rules or regulations of the United States Securities and Exchange Commission or applicable Canadian securities regulatory authorities, when the information or assistance is provided to, or the investigation is conducted by, a regulatory or law enforcement agency or government body, including any member or committee of the United States Congress or any Canadian securities regulatory authority, having jurisdiction with respect to the matter, or by a person with supervisory authority over the employee, or by such other person working for CP who has the authority to investigate, discover, or terminate misconduct; or

Code of Business Ethics
●
to file, cause to be filed, testify, participate in, or otherwise assist in a proceeding filed or about to be filed relating to an alleged legal, regulatory or similar violation, including a violation of any laws regarding fraudulent conduct and any rules or regulations of the United States Securities and Exchange Commission or applicable Canadian securities regulatory authorities.

For CP to effectively implement this policy, it is critical that all employees respond to and report any concerns about retaliatory behavior (threatened or actual).  If an employee believes that he or she has been subject to retaliation or threatened retaliation because he or she has taken any of the actions referred to above, the employee should report such conduct to his or her manager, CP’s A-Line, Legal Services, the Office of the Corporate Secretary, the Internal Audit Department or the Human Resources Department.  CP will investigate promptly any complaint of retaliatory or other improper behavior. Complaints and investigations will be handled in a confidential manner, consistent with any corrective action that is taken by CP.
Employees should be aware that they personally may be subject to criminal liability if they retaliate against an individual because that individual provided truthful information to a law enforcement official regarding the commission or possible commission of a federal offence.
14.	PERSONAL LOANS
CP directors and executive officers may not receive personal loans from CP.
Subject to any exemptions provided by law, CP shall not directly or indirectly extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any CPRL or CPRC directors or executive officers.
15.	USE OF ASSETS
Employees must protect CP’s assets and ensure their proper and efficient use.
Theft, carelessness and waste have an impact on CP’s profitability. All CP assets shall be used efficiently and for proper corporate purposes.  In addition, subject to legal and regulatory requirements, CP will protect and maintain the confidentiality, integrity and availability of its information assets by creating a safe and secure environment for processing, handling, storing and transmitting CP information.  CP’s information and other assets shall not be used for any activity that would expose CP to liability that would contravene any CP policies, including policies relating to business ethics, discrimination, harassment or privacy, or that would pose a risk to CP’s security.
For additional information on the use and protection of information, refer to the following CP policies:
●	Policy IT 4100 – Information Security;
●	Policy 1802 – Internet and E-Mail;
●	Policy 1804 – Protection of Personal Information.
16.	SOCIAL MEDIA
Only employees authorized by Media Relations are permitted to establish a Social Media presence on behalf of CP or to express an official CP position on Social Media, including but not limited to: Facebook, Twitter and Instagram. Employees are free to share content delivered directly by CP’s corporate Social

Code of Business Ethics
Media accounts for that purpose.  Employees are prohibited from acting as a representative of CP on Social Media without written consent from Media Relations.
For additional information on social media, refer to CP’s Social Media Information and CP's Disclosure and Insider Trading/Reporting Policy accessible through CP Station.
17.	AMENDMENTS AND WAIVERS
Amendments and waivers of the Code applicable to directors or executive officers may only be made by the Board of Directors or the Corporate Governance and Nominating Committee of the Board.
If required by applicable law, any amendment or waiver of the Code must be promptly disclosed to CP’s shareholders by a filing with the relevant securities regulatory authorities and/or by publishing a statement on CP’s public web site, or by any other means required or permitted by applicable law, including the securities laws of the United States.
If you have questions on the application of the Code, talk to your Manager, HR Business Partner or Employee Relations.
If you see a breach of the Code, contact:
●	Your Manager;
●	CP's confidential, anonymous and independently managed A-Line either online at https://secure.ethicspoint.com/domain/media/en/gui/22547/index.html or by telephone at 1-888-279-6235;
●	The Office of the Corporate Secretary by email at ocs@cpr.ca;
●	The Internal Audit Department by email to CP_Internal_Audit@cpr.ca; or
●	The Human Resources Department at (403) 319-7090.